Commitments	12 Months Ended
Dec. 31, 2023
Disclosure of Commitments [abstract]
Commitments
29. Commitments

a) Capital Commitments

As at December 31, 2023, we had contracted for $949 million of capital expenditures that have not yet been incurred for the purchase and construction of property, plant and equipment. This amount includes $534 million for QB2, $198 million for our steelmaking coal operations and $216 million for our 22.5% share of Antamina. The amount includes $832 million that is expected to be incurred within one year and $117 million within two to five years.

b) Red Dog Royalty

In accordance with the operating agreement governing the Red Dog mine, TAK pays a royalty to NANA Regional Corporation, Inc. (NANA) on the net proceeds of production. A 25% royalty became payable in the third quarter of 2007 after we had recovered cumulative advance royalties previously paid to NANA. The net proceeds of production royalty rate will increase by 5% every fifth year to a maximum of 50%. The increase to 40% of net proceeds of production occurred in the fourth quarter of 2022. An expense of $262 million was recorded in 2023 (2022 – $461 million) in respect of this royalty. The NANA royalty is expected to increase by another 5% to 45% in the fourth quarter of 2027.

c) Antamina Royalty

Our interest in the Antamina mine is subject to a net profits royalty equivalent to 7.4% of our share of the mine’s free cash flow. An expense of $23 million was recorded in 2023 (2022 – $34 million) in respect of this royalty.

d) Purchase Commitments

We have a number of forward purchase commitments for the purchase of concentrates and other process inputs and for shipping and distribution of products, which are incurred in the normal course of business. The majority of these contracts are subject to force majeure provisions.

We have contractual arrangements for the purchase of power for Quebrada Blanca. These contracts are effective from a range of dates occurring between 2016 and 2025. These agreements supply power until 2042 and require payments of approximately US$248 million per year.

In 2020, we entered into a 14-year contractual arrangement to purchase power for Carmen de Andacollo. This arrangement requires payments of approximately US$46 million per year.

In 2018, we entered into a 20-year contractual arrangement to purchase power for our Trail Operations, with an option to extend for a further 10 years. This arrangement requires payments of approximately $75 million per year, escalating at 2% per year.